Subsequent Events	3 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events:

a.	Vessel Acquisitions:

Acquisition of the M/V Magic Sun

On July 25, 2019, the Company entered into an agreement with an unaffiliated third party for the purchase of one second hand Panamax dry-bulk carrier vessel, the M/V Magic Sun, for a cash consideration of $6.7 million. The Company took delivery of the M/V Magic Sun on September 5, 2019. The M/V Magic Sun acquisition was financed using a portion of Castor’s then existing cash and the proceeds drawn under a $5.0 million unsecured term loan with Thalassa Investment Co. S.A (“Thalassa”), a company controlled by Petros Panagiotidis, who is also the Company’s Chairman, Chief Executive Officer and Chief Financial Officer (the “$5.0 Million Term Loan Facility”). The $5.0 Million Term Loan Facility bears a fixed interest rate of 6% per annum and has a bullet repayment on March 3, 2021, a date which is eighteen (18) months from the drawdown date.

Acquisition of the M/V Magic Moon

On October 14, 2019, the Company entered into a purchase agreement with an entity in which an immediate family member of the Company’s Chairman, Chief Executive Officer and Chief Financial Officer has a minority interest, for the acquisition of a 2005 Japan built Panamax dry bulk carrier at a purchase price of $10.2 million. On October 20 2019, the Company took delivery of the subject vessel, namely the M/V Magic Moon. The M/V Magic Moon acquisition was financed using a combination of cash on hand, the net proceeds raised under the Company’s ATM Program, discussed below, and the proceeds from a $7.5 million interest free unsecured bridge loan, which was provided to the Company by Thalassa (the “$7.5 Million Bridge Loan”). The $7.5 Million Bridge Loan originally maturing on December 31, 2019, was repaid in full on December 6, 2019 using a part of the net proceeds received under the Alpha Bank Financing, discussed below.

b.	At-the-market common stock offering:

On June 28, 2019, the Company, entered into an equity distribution agreement, or as commonly referred to, an at-the-market offering, with Maxim Group LLC (“Maxim”), under which the Company may sell an aggregate offering price of up to US$10,000,000 of its common stock with Maxim acting as a sales agent over a minimum period of 12 months (the “ATM Program”). No warrants, derivatives, or other share classes were associated with this transaction. As of the issuance date of this Transition Report, the Company received $2,625,590 gross proceeds under the ATM by issuing 618,112 common shares, whereas, the net proceeds under the ATM, after deducting sales commissions and other transaction fees and expenses, amounted to $2,320,176.

c.	Series A Preferred Shares amendment and accumulated dividends settlement:

On October 10, 2019, the Company reached an agreement with the holders of its Series A Preferred Shares to settle in full all accumulated dividend obligations on the Series A Preferred Shares (the “Series A Dividends Settlement Agreement”) and to simultaneously adopt an Amended and Restated Statements of Designations of its Series A Preferred Shares (the  “Series A Amended SOD”). Pursuant to the Series A Dividends Settlement Agreement, the Series A Preferred holders agreed to forgive the Company’s obligations related to all due and overdue accumulated dividends on the Series A Preferred shares during the period from their original issue date up to and including June 30, 2019, amounting to $4.3 million, and to receive, in settlement thereof, 300,000 newly issued common shares (the “Settlement Shares”). The Settlement Shares were issued to the Series A Preferred holders on October 17, 2019. In addition, in accordance with the terms of the Series A Amended SOD, the Company and the Series A Preferred holders mutually agreed to: i) waive all dividend payment obligations on the Series A Preferred Shares during the period from July 1, 2019 until December 31, 2021, ii) reduce the progressively increasing dividend payment default rate that is 1.30 times the rate payable on the Series A Preferred Shares on the date preceding such payment to a fixed dividend payment default rate that is 1.30 times the base dividend payment rate, iii) increase the redemption price of the Series A Preferred Shares to $30 from $25 per share in case that the Company exercises its current option to redeem the Series A Preferred Shares, in whole or in part, with cash and iv) increase the liquidation preference from $25 to $30 per Series A Preferred Share. As a result of the foregoing, dividends on the Series A Preferred Shares will neither accrue nor accumulate during the period from July 1, 2019 until December 31, 2021 and the Company will no longer have any restriction declaring dividends to holders of its common shares during this period.

d.	$11.0 Million Senior Secured Term Loan:

On November 22, 2019, the Company, through two of its then wholly-owned subsidiaries (the “Borrowers”) owning the Magic P and the Magic Moon, entered into a $11.0 million senior secured term loan with Alpha Bank S.A (“the Alpha Bank Financing”). The facility was drawn down on December 2, 2019. The Alpha Bank Financing has a term of five years from the drawdown date, bears interest at a margin of 3.50% over LIBOR per annum and will be repayable in 20 equal quarterly instalments  plus a balloon instalment payable at maturity. The facility securities include among others a first preferred mortgage and first priority general assignment covering earnings, insurances and requisition compensation over the vessels owned by the Borrowers and is guaranteed by Castor. Pursuant to the terms of the Alpha Bank Financing, the Borrowers are subject to certain customary minimum liquidity restrictions and negative covenants. The Alpha Bank Financing net proceeds were partly used by the Company in order to repay the $7.5 Million Bridge Loan on December 6, 2019, whereas, the remainder of the proceeds is expected to be used  for general corporate purposes.